Exhibit 21.1
IAC Inc. Subsidiaries
As of December 31, 2024

Entity	Jurisdiction of Formation

24apps GmbH	Austria
AB Licensing, L.L.C.	Delaware
About Dotdash UK Limited	England and Wales
About Insurance Solutions, LLC	Delaware
Accellab, LLC	Delaware
Allrecipes.com, Inc.	Washington
Angi Contracting LLC	Delaware
ANGI Group, LLC	Delaware
Angi Inc.	Delaware
Angie’s List, Inc.	Delaware
Apalon Apps LLC	Republic of Belarus
Apalon LT UAB	Lithuania
Apalon, LLC	Delaware
APN, LLC	Delaware
Ask Applications, Inc.	Delaware
Ask Media Group, LLC	Delaware
Big Communications, L.L.C.	Iowa
Bizrate Insights Inc.	Delaware
Book-Of-The-Month Club, LLC	Delaware
Breedlove & Associates, L.L.C.	Texas
Business 2.0 Media, LLC	Delaware
Care Concierge, Inc.	Massachusetts
Care International Exchange, Inc.	Delaware
Care.com Australia Pty Limited	Australia
Care.com Europe GmbH	Germany
Care.com Europe Ltd.	England and Wales
Care.com Securities Corporation	Massachusetts
Care.com Services, LLC	Delaware
Care.com Switzerland AG	Switzerland
Care.com, Inc.	Delaware
CareZen Family Solutions, Inc.	Canada
Clime Weather Service, LLC	Delaware
Comedy News Ventures, Inc.	Delaware
Conceptiv Apps LLC	Delaware
Confide, Inc.	Delaware
ConsumerSearch, Inc.	Delaware
CraftJack Inc.	Illinois
Customly LLC	Delaware
CV Acquisition Corp.	Delaware
Dotdash Meredith Inc.	Delaware
Eating Well, LLC	Iowa
Efundraising.com Corporation Incorporated	Canada
Entertainment Weekly, LLC	Delaware
Epic Applications, LLC	Delaware
Falcon Holdings II, LLC	Delaware
Filios, Inc.	Delaware

Exhibit 21.1

Four M Studios LLC	Iowa
Gift Services Company, LLC	Delaware
HAI Holding B.V.	Netherlands
Handy Technologies, Inc.	Delaware
HandyBook Canada ULC	Canada
Health Media Ventures Inc.	Delaware
Healthy Living, Inc.	Delaware
Hello Giggles, Inc.	Delaware
HL Productions, LLC	Delaware
HLVP Follow On Fund GP, LLC	Delaware
HLVP Follow On Fund, L.P.	Delaware
HLVP I GP, LLC	Delaware
HLVP I, L.P.	Delaware
HLVP II GP, LLC	Delaware
HLVP II, L.P.	Delaware
HLVP III GP, LLC	Delaware
HLVP III, L.P.	Delaware
Home Advisor Limited	England and Wales
MyHammer GmbH	Germany
Angi International, LLC	Delaware
HomeAdvisor, Inc.	Delaware
HomeStars, Inc.	Canada
HP Holdings, LLC	Delaware
HSN Capital LLC	Delaware
HSN, LLC	Delaware
HTRF Ventures, LLC	Delaware
Hyperfactory IT Services India Private Limited	India
IAC 19th St. Holdings, LLC	Delaware
IAC Applications, LLC	Delaware
IAC Charitable Foundation, Inc.	Delaware
IAC Falcon Holdings III, LLC	Delaware
IAC Falcon Holdings, LLC	Delaware
IAC FinanceCo 4, Inc.	Delaware
IAC Group, LLC	Delaware
IAC NewCo LLC	Delaware
IAC Publishing Holding Limited Partnership	Ireland
IAC Search & Media Europe Limited	Ireland
IAC Search & Media UK Limited	England and Wales
IAC Search & Media, Inc.	Delaware
IAC Search, LLC	Delaware
IAC Shopping International, Inc.	Delaware
IAC Work, LLC	Delaware
IAC/Expedia Global, LLC	Delaware
InterActiveCorp Films, Inc.	Delaware
InterActiveCorp Films, LLC	Delaware
InterCaptiveCorp, Ltd.	Bermuda
International Publishing Corporation Limited	England and Wales
Investopedia Canada, Inc.	Canada
Investopedia LLC	Delaware
iTranslate GmbH	Austria
Kit Reno, Inc.	Delaware
League Sports Services LLC	New York
LeagueAthletics.com LLC	Delaware

Exhibit 21.1

Legacy AMS, LLC	Delaware
Liberty Street Studios LLC	Iowa
Life Inc.	Delaware
LifeCare Marketplace, Inc.	Delaware
LifeCare, Inc.	Delaware
LifeMart Insurance Services, Inc.	Delaware
LMIS Captive Corporation	Vermont
Locust Street Studios LLC	Iowa
Loyalty Extras, Inc.	Delaware
Maghound Enterprises Inc.	Delaware
Meredith Funding Corporation	Delaware
Meredith Gift Cards, LLC	Ohio
Meredith Holding Company	Iowa
Meredith Holdings Corporation	Iowa
Meredith India Services Private Limited	India
Meredith Lifestyle Marketing, LLC	Iowa
Meredith Operations Corporation	Iowa
Meredith Pension Trustee Ltd.	England and Wales
Meredith Performance Marketing, LLC	Iowa
Meredith Shopper Marketing, LLC	Iowa
Mexico Magazines Holdings LLC	Delaware
Mhelpdesk, Inc.	Delaware
MNI Targeted Media Inc.	Delaware
Mosaic Croatia d.o.o	Croatia
Mosaic Group Holdings, LLC	Delaware
Mosaic Poland sp.z.o.o.	Poland
MyBuilder Limited	England and Wales
MyBuilder Plus Limited	England and Wales
MyLife, Inc.	Delaware
MyWedding, LLC	Colorado
Newsub Magazine Services LLC	Delaware
NSSI Holdings Inc.	Delaware
Oxmoor House, Inc.	Delaware
Publishing Partner, LLC	Delaware
QSP Distribution Services, LLC	Delaware
Quality Service Programs Inc.	Canada
Real Simple Productions, Inc.	Delaware
Selectable Media Inc.	Delaware
ShopNation, Inc.	Iowa
Slimware Utilities Holdings, Inc.	Delaware
Southern Progress Corporation	Delaware
Sports Features Inc.	Delaware
Sports Play LLC	Delaware
Sports Signup Inc.	Canada
Starnet Interactive, Inc.	Delaware
Styleclick, Inc.	Delaware
Successful Aging, Inc.	Delaware
Synapse Group, Inc.	Delaware
Synapse Services, LLC	Delaware
TDB Holdings, Inc.	Delaware
TelTech Systems, Inc.	Delaware
The Daily Beast Company LLC	Delaware

Exhibit 21.1

The Picture Collection, LLC	Delaware
Thriveport, LLC	Delaware
TI Administrative Holdings LLC	Delaware
TI Asia (Hong Kong) Limited	Hong Kong
TI Asia Holdings, LLC	Delaware
TI Atlantic Europe Holdings Limited	England and Wales
TI Books Holdings LLC	Delaware
TI Business Ventures Inc.	Delaware
TI Canada LTD.	Canada
TI Circulation Holdings LLC	Delaware
TI Consumer Marketing, Inc.	Delaware
TI Corporate Holdings LLC	Delaware
TI Customer Service, Inc.	Delaware
TI Direct Ventures LLC	Delaware
TI Distribution Holdings LLC	Delaware
TI Distribution Services, LLC	Delaware
TI European Holdings Limited	England and Wales
TI Experiential, LLC	Delaware
TI Golf Holdings Inc.	Delaware
TI Gotham Inc.	Delaware
TI Inc. Affluent Media Group	New York
TI Inc. Books	Delaware
TI Inc. Domestic Licensing	Delaware
TI Inc. Food Studio Productions LLC	Delaware
TI Inc. Play	Delaware
TI Inc. Ventures	Delaware
TI Interactive, LLC	Delaware
TI International Fulfillment Services B.V.	Netherlands
TI International Holdings Inc.	Delaware
TI Lifestyle Group, LLC	Delaware
TI Live Events Inc.	Delaware
TI Magazines Holdings Limited	England and Wales
TI Magazine Holdings LLC	Delaware
TI Magazine Services LLC	Delaware
TI Magazines Europe Ltd.	England and Wales
TI Mailing Services LLC	Delaware
TI Marketing Services Inc.	Delaware
TI Media Solutions Inc.	Delaware
TI Mexico Holdings Inc.	Delaware
TI Paperco Inc.	Delaware
TI Parsippany Inc.	Delaware
TI Publications De Mexico, S.A. De C.V.	Mexico
TI Publishing Ventures, Inc.	Delaware
TI Real Estate Services Inc.	Delaware
TI Retail Canada Inc.	Canada
TI Retail Service Group, LLC	Delaware
TI Retail, LLC	Delaware
TI Sales Holdings LLC	Delaware
TI Shared Services Inc.	Delaware
TI Sports Productions, LLC	Delaware
TI Sports Ventures, LLC	Delaware
TI TV Corporation	Delaware

Exhibit 21.1

Time-Life International (Philippines) Inc.	Philippines
Town & Country Resources, Inc.	Delaware
Travaux.com S.à.r.l.	France
USA Video Distribution LLC	Delaware
USANi LLC	Delaware
USANi Sub LLC	Delaware
Vertical Media Solutions Inc.	Delaware
Viant Technology Holding Inc.	Delaware
Vivian Health, Inc.	Delaware
Wanderspot LLC	Washington
WD Productions LLC	Delaware
We are Mop! Limited	England and Wales
Werkspot BV	Netherlands